EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, John Tooke, Chief Executive Officer and acting Chief Financial Officer of AmeriFirst Financial Services, Inc., the sole manager of AmeriFirst Fund I, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2003

                                         AmeriFirst Financial Services, Inc.,
                                         Manager:


                                          /s/ John Tooke
                                         -----------------------------
                                         John Tooke
                                         Principal Executive Officer and
                                         Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AmeriFirst Fund I, LLC and will be retained by AmeriFirst Fund I, LLC and furnished to the SEC or its staff upon request.